SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2004

(Date of earliest event reported)

Harbor Global Company Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-30889	52-2256071
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Faneuil Hall Marketplace, Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(617) 878-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated August 11, 2004 issued by Harbor Global Company Ltd.

Item 12. Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference hereto in such filing.

On August 11, 2004, Harbor Global Company Ltd. issued a press release announcing its financial results for the quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2004

HARBOR GLOBAL COMPANY LTD.

By:	/s/ Donald H. Hunter
Name:	Donald H. Hunter
Title:	Chief Operating Officer and Chief
Financial Officer

Exhibit Index

99.1	Press release dated: August 11, 2004 issued by Harbor Global Company Ltd.